AGREEMENT OF SALE


     THIS AGREEMENT OF SALE (the "Agreement") is entered into this 1 day of August, 2005 between INVESTMENT CAPITAL RESEARCHERS, INC., a California corporation ("ICR"), and LAND BANC LLC, A California limited liability company ("Land Banc"), GARY HEWITT, and DOUGLAS GRAVINK ("Land Banc's Affiliates").

                                 R E C I T A L S
                                 - - - - - - - -

A. ICR has spent the last year developing a confidential business opportunity to raise capital to buy tax lien real property at county auctions and sell the property to individual buyers with related financial projects (the "Business Opportunity"). As used herein, the term "Business Opportunity" includes any variation of the "Business Opportunity" used to raise capital to purchase tax lien and bulk sale real properties.

B. ICR has obtained the interest of Aziz Munir of Great Eastern Securities and of Ray Dirks of Bradbury Securities in the Business Opportunity (the "Capital Contracts").

C.   ICR has spent time and money in accomplishing the foregoing:

D. Land Bank is currently in the business of buying large tracts of real property through purchases of real property subject to tax liens and other methods and of dividing and selling the real property in various markets using various methods ("Land Banc Business").

E. The parties agree that the Land Bank Business has a fair market value of Twenty Million Dollars ($20,000,000).

F.   Land Bank wishes to acquire the Business Opportunity from ICR.

G. Land Bank may acquire the shares of a publicly traded shell company ("New Land Banc"). Land Banc may contribute the Business Opportunity and the Land Banc Business to New Land Banc for shares of the capital stock of New Land Banc.

H. Land Bank or New Land Banc will seek to raise capital through the Business Opportunity with the assistance of ICR, the Capital Contracts, and others.

I. Land Banc has engaged the Capital Contacts on a consulting basis to advise it in connection with the foregoing project.

J. Land Banc and Land Banc's Affiliates wish to pay ICR for the Business Opportunity by giving ICR's share of the capital raised by Land Banc or New Land Banc and a share of the capital received by Land Banc or Land Banc's Affiliates in New Land Banc or retained by Land Banc's Affiliates in Land Banc that, in each case, exceeds Twenty Million Dollars ($20,000,000) in fair market value.

K.   The  parties   contemplate  that  ICR  or  its  Affiliates  will  serve  as consultants, directors, or officers of Land Banc or New Land Banc and be separately compensated therefore.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

     1.   Assignment of the Business Opportunity

          ICR hereby assigns all right, title, and interest in the Business Opportunity to Land Banc.

     2.   Consideration of Assignment

          (a) Land Bank shall pay, and shall cause New Land Banc to pay, ICR four percent (4%) of the first Twenty Million Dollars ($20,000,000), or any portion thereof, in capital raised by Land Banc and New Land Banc when and as received by Land Banc, New Land Banc, or their successors, as the case may be. One-half of the four percent (4%) shall be paid in cash and the remaining balance shall be paid by the issuance of equity on the same terms as the equity is issued for the capital raised ($20,000,000 or portion thereof) by Land Banc or its successors, as the case may be.

          (b) Land Banc shall pay, and shall cause New Land Banc to pay, ICR two percent (2%) of all capital in excess of Twenty Million Dollars ($20,000,000) up to Twenty-Five Million Dollars ($25,000,000) raised by Land Banc and New Land Banc when and as received by Land Banc, or New Land Banc, or their successors, as the case may be. One-half of the two percent (2%) shall be paid in cash and the remaining balance shall be paid by the issuance of equity on the same terms as the equity is issued for the capital raised ($20,000,000 - $25,000,000 or portion thereof) by Land Banc or its successors, as the case may be.

          (c) Land Banc shall pay, and shall cause New Land Banc to pay, ICR one percent (1%) of all capital in excess of Twenty-Five Million Dollars ($25,000,000) raised by Land Banc and New Land Banc when and as received by Land Banc, or New Land Banc, or their successors, as the case may be. One-half of the one percent (1%) shall be paid in cash and the remaining balance shall be paid by the issuance of equity on the same terms as the equity is issued for the capital raised (in excess of $25,000,000) by Land Banc or its successors, as the case may be.

          (d) Land Banc and Land Banc's Affiliates shall ensure that ICR received the same registration rights with respect to securities assigned to ICR pursuant to this Section 2 as Land Banc and Land Banc's Affiliates receive in securities received or retained by them.


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

     3.   Covenant as to Use and Confidentiality of Business Opportunity

          (a) Land Banc shall use its best efforts or cause New Land Banc to use its best efforts to raise capital through the Business Opportunity.

          (b) Land Banc and Land Banc's Affiliates shall preserve an shall cause New Land Banc to present the confidential nature of the Business Opportunity except to the extent necessary for the Land Banc or New Land Banc to raise capital.

     4.   Representation and Warranties of Land Banc and Land Banc's Affiliates

          Land Banc and each of Land Banc's Affiliates represent and warrant the following:

          (a) Land Banc's Affiliates are the record and beneficial owners of all of the membership and economic interests in Land Banc free and clear of all encumbrances.

          (b) Land Banc or Land Banc's Affiliates will receive record and beneficial ownership of one hundred percent (100%) of the equity or debt interests issued by New Land Banc in return for the transfer of the Land Banc Business and the transfer or license of the business Opportunity.

          (c) Neither Land Banc nor Land Banc's Affiliates will assign or encumber their interests in New Land Banc or land Banc so as to reduce or encumber the interests to be assigned to ICR under Section 2.

     5.   General

          (a) Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the Laws of California, without regard to conflicts of laws principles.

          (b) Further Assurances. Each of the parties agrees (a) to furnish upon request to each other party such further information, (b) to execute and deliver to each other party such other documents, and (c) to do such other acts as the other party may reasonably request for this purpose of carrying out the intent of this Agreement.

          (c) Definition of Affiliates. "Affiliate" shall mean, with respect to any Person, any other Person with regard to which the Person is controlling, controlled or commonly controlled. For purposes of the preceding sentence, "control" shall mean the power to direct the principal business management and activities of a Person, whether through ownership of voting securities, by agreement, or otherwise.

          (d) Definition of Person. As used in this Agreement, "Person" shall mean an individual, partnership, corporation, limited liability company, unincorporated organization, trust, joint venture, governmental agency, or other entity, whether domestic or foreign.


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

          (e) Assignment. Except as expressly permitted by this Agreement, neither this Agreement nor the Business Opportunity may be assigned by Land Banc or New Land Banc without the prior written consent of ICR.

          (f) Parties of Interest. This Agreement, including the Exhibits hereto, shall be bindin upon and inure solely to the benefit of each party hereto and their legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

          (g) Notices. Any notice or other communication required by this Agreement shall be made in writing and given by prepaid, first class, certified mail, return receipt requested, and shall be deemed to have been served on the date received by the addressee at the following address or such other address as may from time to time be designated to the other party in writing:

If to ICR:                           Investment Capital Researchers, Inc.,
                                     A California corporation
                                     Attn:  Steven Weber
                                     15303 Ventura Blvd., Suite 900
                                     Sherman Oaks, CA 91403


                                     With a copy to:


                                     Edward W. Wachtel, Esq.
                                     Goodson and Wachtel APC
                                     10940 Wilshire Blvd., Suite 1400
                                     Los Angeles, CA 90024


If to Land Banc or
Land Banc's Affiliates:              Land Banc LLC
                                     A California limited liability company
                                     Attn:  Gary Hewitt
                                     7030 Hayvenhurst Ave
                                     Van Nuys, CA 91406


                                     with a copy to:

                                     --------------------------------------

                                     --------------------------------------


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

          (h) Compliance with Law. Land Banc and Land Banc's Affiliates shall comply with all applicable federal, state, foreign, and local laws and regulations in connection with the activities contemplated by this Agreement.

          (i) Dispute Resolution. Any controversy, claim, action, or dispute arising out of or relating to this Agreement shall be heard in Los Angeles, California by a reference pursuant to the provisions of California Code of Civil Procedure Sections 638 through 645.1, inclusive, according to the following procedures:

               (i) The parties shall agree upon a single referee who shall then try all issues, whether of fact or law, and report a finding and judgment thereon. If the parties are unable to agree upon a referee with ten (10) days of a written request to do so by any party, then any party may thereafter seek to have a referee appointed pursuant to California Code of Civil Procedure Sections 638 and 640.

               (ii) The referee shall have the power to decide all issues of fact and law and report his or her decision thereon, and to issue all legal and equitable relief appropriate under the circumstances of the controversy before him or her; provided, however, that to the extent the referee is unable to issue or enforce any such legal and equitable relief, a party may petition the court to issue or enforce such relief on the basis of the referee's decision.

               (iii)  The  California   Evidence  Code  rules  of  evidence  and
procedure relating to the conduct of the hearing, examination of witnesses, and presentation of evidence shall apply.

               (iv) Any party desiring a stenographic record of the hearing may secure a court reporter to attend the hearing; provided, the requesting party notifies the other parties of the request and pays for the costs incurred for the court reporter.

               (v) The referee shall issue a written statement of decision which shall be reported to the court in accordance with California Code of Civil Procedure Section 643 ad mailed promptly to the parties.

               (vi) Judgment may be entered on the decision of the referee in accordance with California Code of Civil Procedure Section 644, and the decision may be excepted to, challenged, and appealed according to law.

               (vii) The parties shall promptly and diligently cooperate with one another and the referees, and shall perform such acts as may be necessary to obtain a prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.

               (viii) The cost of such proceeding, including but not limited to the referee's fees, shall initially be borne equally by the parties to the dispute or controversy. However, the prevailing party in such proceeding shall be entitled, in addition to all other costs, to recover its contribution for the cost of the reference, its costs incurred under subsection (b)(iv), and its reasonable attorneys' fees as items of recoverable costs.


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

          (j) Modification. This Agreement may not be altered, amended, or modified in any way expect by a writing signed by the parties.

          (k) Severability. If any provision of this Agreement shall be found by a court to be void, invalid or unenforceable, the same shall be reformed to comply with applicable law or stricken if not so conformable, so as not to affect the validity or enforceability of the remainder of this Agreement.

          (l) Entire Agreement. The parties hereto acknowledge that this Agreement and its Exhibits set forth the entire agreement and understanding of the parties hereto as to the subject matter hereof, and supercede all prior discussions, agreements, and writings in respect hereto.

          (m) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (n) Miscellaneous. No failure or delay by any party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof; any actual waiver shall be contained in a writing signed by the party against whom enforcement of the waiver is sought. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Unless the content clearly requires to the contrary, all references in this Agreement to designated "Sections" or "subsections" are to the designated Sections and other subdivisions of this Agreement. This Agreement shall not be construed for or against any party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective parties. Except where the context clearly requires to the contrary: (i) instances of gender- or entity-specific usage (e.g., "his," "her," "its," "Person," or "individual") shall not be interpreted to preclude the application of any provision of this Agreement to any individual or entity; (ii) the singular may include the plural and the plural may refer only to the singular; (iii) the word "or" shall not be applied in its exclusive sence; and (iv) "including" shall mean "including without limitation."

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           INVESTMENT CAPITAL RESEARCHERS, INC.
                           a California corporation


                           By: /s/ Stephen A. Weber
                               --------------------
                               Stephen A. Weber, President


                           LANDBANK, LLC, a California limited liability company

                           By: /s/ Doug Gravink
                               ----------------
                               Doug Gravink, CEO Landbank Group, Inc.,
                               member


                           /s/ Gary Hewitt
                           ---------------
                           GARY HEWITT


                           /s/ Doug Gravink
                           ----------------
                           DOUGLAS GRAVINK

Exhibit 10.4B


                      FIRST AMENDMENT TO AGREEMENT OF SALE
                      ------------------------------------


     THIS FIRST AMENDMENT TO AGREEMENT OF SALE is entered into this 27th day of June, 2006, by and between INVESTMENT CAPITAL RESEARCHERS, INC., a California corporation ("ICR"), and LANDBANK, LLC, a California limited liability company ("Landbank"), GARY HEWITT and DOUGLAS GRAVINK ("Landbank Affiliates").

                                    RECITALS
                                    --------

A.   ICR and Landbank entered into an Agreement of Sale, dated August 1, 2005.

B.   The parties wish to amend the Agreement of Sale.

                                    AGREEMENT
                                    ---------

1. Paragraph 2(a) is hereby deleted and the following paragraph is inserted in lieu thereof:

     The compensation to be paid by Landbank to ICR shall be Four Million (4,000,000) shares of common stock par value $0.00001 ("Shares") to be issued as follows:

     a. Two million (2,000,000) shares to be issued immediately prior to the 1:10 reverse stock split; and

     b. Two million (2,000,000) shres to be issued upon consummation of a secondary offering resulting in aggregate gross procees of at least $20 million (Twenty Million Dollars).

In the event the Company effects a reverse split of its shares, the foregoing amounts of shares shall be adjusted accordingly. ICR understands that the Shares to be issued hereunder have not been and will not be registered under the Securities Act or any other applicable state or federal securities statutes (together with the Securities Act, the "Acts"). Except as otherwise set forth in this Agreement, no shares shall be sold, conveyed, transferred, pledged, encumbered or otherwise disposed of (any such disposition being herein called a "Transfer") prior to the first anniversary of the date of the closing with respect to the Company's secondary offering (the "Closing Date"). This transfer restriction shall lapse with respect to One Million (1,000,000) shares on each of the first, second, third and fourth anniversaries of the Closing Date. ICR further understands that in the event Rule 144 under the Act ("Rule 144") hereafter becomes applicable to the shares, any routine sale of the shares made thereunder can be made only in accordance with the terms and conditions of this Agreement and of Rule 144 and that in the event Rule 144 is not applicable, compliance with a registration exemption will be required before the undersigned can transfer part or all of the shares.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                           INVESTMENT CAPITAL RESEARCHERS, INC.
                           a California corporation


                           By: /s/ Stephen A. Weber
                               --------------------
                               Stephen A. Weber, President


                           LANDBANK, LLC, a California limited liability company

                           By: /s/ Doug Gravink
                               ----------------
                               Doug Gravink, CEO Landbank Group, Inc.


                           /s/ Gary Hewitt
                           ---------------
                           GARY HEWITT


                           /s/ Doug Gravink
                           ----------------
                           DOUGLAS GRAVINK